EXHIBIT 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Each of the undersigned hereby certifies, in his capacity as an officer of Superior Industries International, Inc. (the “company”), for purposes of 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of his knowledge:

•
The Quarterly Report of the company on Form 10-Q for the period ended March 25, 2012 as filed with the Securities and Exchange Commission fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

•	The information contained in such report fairly presents, in all material respects, the financial condition and results of operations of the company.

Dated:	April 27, 2012	/s/ Steven J. Borick
		Name:	Steven J. Borick
		Title:	Chairman, Chief Executive Officer and President

/s/ Kerry A. Shiba
		Name:	Kerry A. Shiba
		Title:	Executive Vice President and Chief Financial Officer